Exhibit 99.1

PEMBINA AND KML AGREE TO AMEND ARRANGEMENT
TO INCLUDE PREFERRED SHAREHOLDERS

KML Preferred Shares will be Exchangeable for Preferred Shares of Pembina

Not a Condition to Closing; Previously Disclosed Transaction Otherwise Unchanged

CALGARY, ALBERTA, September 10, 2019 — The Kinder Morgan Canada Limited (TSX: KML) board of directors today announced that it has agreed with Pembina Pipeline Corporation (TSX: PPL; NYSE: PBA) (Pembina) to amend and restate the previously announced arrangement agreement dated August 20, 2019 to include the preferred shares of KML in the arrangement transaction. If requisite approval by the holders of KML preferred shares is obtained, upon closing of the transaction, each outstanding KML preferred share of a series will be exchanged for a preferred share of Pembina with the same commercial terms and conditions as that series of KML preferred shares.  The inclusion of KML preferred shares in the transaction is subject to approval by at least 66 2/3% of the votes cast by holders of KML preferred shares, voting together as a single class, present in person or represented by proxy at the special meeting of the holders of KML preferred shares to be held to approve the transaction, but is not a condition to closing of the transaction. If KML preferred shareholders do not approve the transaction but all other conditions to closing are satisfied or waived by the applicable party, the KML preferred shares will remain outstanding as shares in the capital of KML, which will be part of the Pembina group following completion of the transaction.  None of the other terms of the transaction or the recommendations of the KML special committee or the board of directors of KML have changed from the descriptions included in KML’s press release dated August 21,

2019 or its material change report filed on SEDAR or Form 8-K filed on EDGAR on August 23, 2019.

The board of directors of KML has unanimously approved the amendments to the proposed transaction and recommends that holders of KML preferred shares vote in favour of the arrangement. This recommendation is based, in part, on the recommendation of the KML special committee, which reviewed and considered the terms of the amended transaction.  The KML special committee also has received an opinion from BMO Capital Markets as to the fairness, from a financial point of view and as of the date of such opinion, of the consideration to be received by KML preferred shareholders in the transaction, based on and subject to the assumptions, limitations, qualifications and other matters set forth in such opinion.

Further information regarding the proposed transaction will be contained in a proxy statement of KML that it will prepare, file and mail to its shareholders in due course in connection with KML voting and preferred special shareholders meetings.

A copy of the amended and restated arrangement agreement with respect to the proposed transaction will be filed on the SEC’s EDGAR system at www.sec.gov, under KML’s profile on SEDAR at www.sedar.com and on KML’s website at ir.kindermorgancanadalimited.com.

About Kinder Morgan Canada Limited (TSX: KML). KML manages and is the holder of an approximately 30 percent minority interest in a portfolio of strategic energy infrastructure assets across western Canada.  Kinder Morgan, Inc. (NYSE: KMI) holds an approximately 70 percent majority voting interest in KML and a corresponding 70 percent economic interest in KML’s business and assets.  KML focuses on stable, fee-based energy transportation and storage assets that are central to the energy infrastructure of Western Canada. We strive to promote shareholder value by increasing utilization of our existing assets while controlling costs and operating in a safe and environmentally responsible way.  For more information visit kindermorgancanadalimited.com.

Additional Information and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. The proposed transaction anticipates that the offer and sale of Pembina common shares and preferred shares will be exempt from registration under the Securities Act of 1933, as amended (the Securities Act), pursuant to Section 3(a)(10) of the Securities Act. Consequently, such shares will not be registered under the Securities Act or any state securities laws.

In connection with the proposed transaction, KML will file a proxy statement, as well as other materials. WE URGE INVESTORS TO READ THE PROXY STATEMENT AND THESE OTHER MATERIALS CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE PROPOSED TRANSACTION. Investors will be able to obtain free copies of the proxy statement (when available) and other documents that will be filed by KML with the SEC at http://www.sec.gov, the SEC’s website, or from KML’s website (www.kindermorgancanadalimited.com) under the tab, “Investor Relations” and then under the heading “SEC Filings.”

Participants in the Solicitation

KML, KMI and Pembina, and their respective directors and certain of their executive officers, may be deemed, under SEC rules, to be participants in the solicitation of proxies from the KML shareholders with respect to the proposed transaction. Information regarding KML’s officers and directors is included in its definitive proxy statement for its 2019 annual meeting filed with the SEC on April 18, 2019. Information regarding KMI’s officers and directors is included in its definitive proxy statement for its 2019 annual meeting filed with the SEC on March 29, 2019 Information regarding Pembina’s officers and directors is included in the Management Information Circular for its 2019 annual meeting of common shareholders filed with the SEC as Exhibit 99.1 to Form 6-K on March 29, 2019. More detailed information regarding the identity of potential participants, and their direct or indirect interests, by securities holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with the proposed transaction.

Important Information Relating to Forward-Looking Statements

This news release includes “forward-looking information,” “financial outlook,” and “forward-looking statements” within the meaning of applicable securities laws (forward-looking statements).  Generally the words “expects,” “believes,” “anticipates,” “plans,” “will,” “shall,” “estimates,” “contemplates,” and similar expressions identify forward-looking statements, which are generally not historical in nature.  Forward-looking statements in this news release include statements, express or implied, concerning, without limitation: the proposed transaction,including the different outcomes based on the result of the approval vote of KML preferred shareholders and the proxy statement of KML, .  Forward-looking statements are not guarantees of performance. They involve significant risks, uncertainties and assumptions. Any financial outlook or other forward-looking statements provided in this news release have been included for the purpose of providing information relating to management’s current expectations and plans for the future, are based on a number of significant assumptions and may not be appropriate, and should not be used, for any other purpose. Future actions, conditions or events may differ materially from those expressed in forward-looking statements. Many of the factors that will determine the successful closing of the sale of KML and the timing thereof are beyond the ability of KML to control or predict. As noted above, the forward-looking statements in this release are based on a number of material assumptions, including among others those discussed in this news release or inherent in the factors highlighted below. Among other things, specific factors that could cause actual results to differ from those indicated in the forward-looking statements provided in this news release include, without limitation: the ability of the parties to receive, in a timely manner, the necessary regulatory, court, securityholder, stock exchange and other third-party approvals; and the ability of the parties to satisfy, in a timely manner, the other conditions to closing of the transactions, including the concurrent closing of the sale of the U.S.-regulated Cochin pipeline system by KMI to Pembina.

The foregoing list should not be construed to be exhaustive. In addition to the foregoing, important additional information respecting the material assumptions, expectations and risks applicable to forward-looking statements included in this news release are set out in KML’s press release dated December 3, 2018 regarding financial expectations for 2019 and KML’s Annual Report on Form 10-K for the year-ended December 31, 2018 (under the headings “Risk Factors,” “Information Regarding Forward-Looking Statements,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and elsewhere) and KML’s subsequent reports, which are available through the SEC’s EDGAR system at www.sec.gov, under KML’s profile on SEDAR at www.sedar.com and on KML’s website at ir.kindermorgancanadalimited.com.  Shareholders and prospective investors are urged to review and carefully consider such information prior to making any investment decision in respect of KML’s restricted voting shares.  The risk factors applicable to KML could cause actual results to vary materially from those contained in any forward-looking statements. KML disclaims any obligation, other than as required by applicable law, to update the forward-looking statements included in this release.

CONTACTS
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